SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 22, 2001

                       Nastech Pharmaceutical Company Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-13789                11-2658569
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                      45 Davids Drive, Hauppauge, NY 11788
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               (Address of Principal Executive Offices (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 273-0101

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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5. Other Events.

      On March 22, 2001, Registrant issued a press release to announce that it had raised approximately $4.2 million in gross proceeds through a private sale of approximately 860,000 newly issued shares of its common stock and warrants to purchase approximately 430,000 shares of its common stock to a select group of investors, including SAFECO Growth Opportunities Fund and an asset management division of a leading money center bank. Jesup & Lamont Securities Corporation acted as placement agent for the Company.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits: 99.1 Press Release, dated March 22, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Date: March 26, 2001

                                             Nastech Pharmaceutical Company Inc.


                                             By: /s/ Andrew Zinzi
                                             -------------------------------
                                             Name:  Andrew Zinzi
                                             Title: Chief Financial Officer

Exhibit Index

Exhibit Number             Description
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99.1                       Press Release dated March 22, 2001.